Exhibit 10.01

SERENA SOFTWARE, INC.

STOCK OPTION BUYOUT

AMENDED AND RESTATED 1997 STOCK OPTION AND INCENTIVE PLAN

This is an offer to buyout the Option (or applicable portion thereof) described below in accordance with the terms of Section 10(e) of the Amended and Restated 1997 Stock Option and Incentive Plan (“Plan”). Unless otherwise defined herein, defined terms shall have the same meanings as set forth in the Plan.

I.	Notice of Buyout

Notice Date:

Optionee:

Serena Software, Inc. (the “Company”) hereby offers to buyout the Option (or applicable portion thereof) described below pursuant to the terms set forth in Article II below.

Grant Number:

Date of Grant:

Exercise Price per Share:

Fair Market Value per Share:

Total Number of Shares Subject to Buyout:

Total Purchase Price:

Total Exercise Price:

Total Taxes and Tax Withholdings:

Net Proceeds to Option Holder:

II.	Agreement

1. Acceptance of Offer. The undersigned Optionee hereby accepts the Company’s offer to buyout the Option (or applicable portion thereof) described above upon the terms and conditions set forth herein, and hereby assigns to the Company all right, title and interest in and to the Option (or applicable portion thereof) to the Company.

2. Expiration of Offer. This offer to buyout the Option will automatically expire unless executed by Optionee (and Optionee’s spouse, if applicable) and delivered to the Company within ten days following the Notice Date.

3. Payment of Net Proceeds. The Company will deliver the Net Proceeds to Optionee through the Company’s payroll system promptly following execution and delivery of this offer by Optionee (and Optionee’s spouse, if applicable). The Net Proceeds reflect the Total Purchase Price, less Total Exercise Price and Total Taxes and Tax Withholdings. The Net Proceeds to Optionee payable to Optionee will be subject to adjustment based on the actual amount of payroll taxes and income tax withholdings required to be withheld and/or paid by the Company in connection with the buyout of the Option.

4. Representation of Optionee. Optionee hereby represents and warrants to the Company that Optionee has received, read and understands the Plan, the Option Agreement and this Stock Option Buyout, and agrees to abide by and be bound by the respective terms and conditions thereof.

5. Cancellation of Option. Upon acceptance of this offer by Optionee, the Option (or applicable portion thereof) described above will be immediately cancelled. No shares of common stock of the Company will be issued to Optionee as a result of the buyout of the Option. Except for the Net Proceeds to Optionee, Optionee shall have no right to any compensation, remuneration or other consideration in connection with the Option (or applicable portion thereof) purchased by the Company.

6. Tax Consultation. Optionee understands that Optionee will be subject to tax consequences as a result of Optionee’s acceptance of this offer and receipt of the Net Proceeds. Optionee represents and warrants to the Company that he or she has had an opportunity to consult with his or her tax advisor in connection with the acceptance of this offer and sale of the Option to the Company, and Optionee has not relied on the Company or its representative for any tax advice whatsoever.

7. Entire Agreement; Governing Law. This offer is subject to the terms of the Plan. The Plan, the Option Agreement and this Stock Option Buyout constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This agreement is governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

OPTIONEE:	SERENA SOFTWARE, INC.

Signature	By

Print Name	Title

Address:	Address:

SERENA Software, Inc.
1900 Seaport Boulevard
Redwood City CA 94063
Attn: General Counsel

Date:	Date:

SPOUSAL CONSENT

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Stock Option Buyout. In consideration of the Company granting his or her spouse the Stock Option Buyout, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan, the Option Agreement and the Stock Option Buyout and further agrees that any community property interest shall be similarly bound.

Signature of Spouse

Date: